EXHIBIT 1 to
                                                           Consent and Directive

                           REFUNDING AGREEMENT NO. 8A

                  REFUNDING AGREEMENT NO. 8A dated as of December 23, 1997 (this "Refunding Agreement") between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM"), the corporation identified on Schedule I hereto as the Owner Participant (the "Owner Participant"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("State Street"), not in its individual capacity but solely as owner trustee (the "Owner Trustee") under the Trust Agreement dated as of August 12, 1986 (the "Trust Agreement") with the Owner Participant, THE CHASE MANHATTAN BANK, a New York banking corporation (formerly known as "Chemical Bank") ("Chase"), not in its individual capacity, but solely as lease indenture trustee (the "Indenture Trustee") under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of August 12, 1986 (as heretofore supplemented, the "Lease Indenture") with the Owner Trustee and FIRST PV FUNDING CORPORATION, a Delaware corporation ("Funding Corporation").


                                 R E C I T A L S


                  A. PNM, the Owner Participant, the Owner Trustee, the Indenture Trustee and Funding Corporation are party to (i) the Participation Agreement dated as of August 12, 1986 (as heretofore amended, the "Participation Agreement") and (ii) Refunding Agreement No. 8 dated as of September 27, 1996 (the "1996 Refunding Agreement"). State Street is the successor as owner trustee to The First National Bank of Boston ("FNB"), the owner trustee originally designated in and party to the Participation Agreement and the other Transaction Documents (such term and the other capitalized terms used in this Refunding Agreement without definition being defined as provided in Section 1 below) to which FNB was party in its capacity as owner trustee.

                  B. Funding Corporation, PNM and Chase are parties to the Collateral Trust Indenture dated as of December 16, 1985 (as heretofore supplemented and amended, the "Collateral Trust Indenture").

                  C. Pursuant to the 1996 Refunding Agreement, the Owner Trustee
(i) effected a partial prepayment of $1,172,000 in respect of the 10.15% Non-Recourse Promissory Note, Fixed Rate Series (Due January 15, 2016), dated November 25, 1986 (the "Subject Note"), theretofore issued by the Owner Trustee and (ii) issued its Non-Recourse Promissory Note, 1996 Refunding Series (Due January 15, 2016), issued as of July 15, 1996 (the "PNM Note"), in the original principal amount of $1,172,000 to PNM. Pursuant to Section 8(a) hereof, the Owner Trustee has determined to effect a further partial prepayment of $28,900,000 of the Subject Note (the "Prepayment") on the Closing Date.

                  D. Funding Corporation has determined to effect a partial optional redemption of the securities outstanding under the Collateral Trust Indenture (the "Redemption"). Funding Corporation intends to redeem $28,316,000 of its 10.15% Lease Obligation Bonds Series 1986B, Due January 15, 2016 (the "Series B Bonds").

                  E. The Redemption will occur on January 20, 1998; on such date, the applicable premium is 5.684% with respect to the $28,316,000 of Series B Bonds being redeemed on such date. The Prepayment will occur on December 30, 1997; on such date the applicable premium is 6.090% with respect to the $28,900,000 of the Subject Note being redeemed. The parties have agreed that, anything in the Subject Note to the contrary not withstanding, the prepayment price applicable to the Prepayment shall be 105.684% of the principal amount being prepaid together with interest accrued to the Closing Date, except that, with respect to $584,000 of such principal amount, the prepayment price shall be 100.000% of such amount together with interest accrued to the Closing Date.

                  F. The Owner Trustee shall obtain the funds necessary for the Prepayment (i) by issuing and selling to PNM an Additional Note under the Lease Indenture (the "Issuance and Sale") in the amount and on the terms specified in the form of note included as part of Exhibit A hereto (the "1997 Refunding Note") and (ii) from the payment by PNM of Supplemental Rent (pursuant to
Section 3(b)(ii) of the Facility Lease) to the Owner Trustee in the amount equal to the prepayment premium (the prepayment price less principal being prepaid and accrued interest thereon) to be paid in connection with the Prepayment. The purchase price for the 1997 Refunding Note (the "Purchase Price") will equal the principal amount thereof plus interest accrued thereon from July 15, 1997 to the Closing Date.

                  G. On January 15, 1998, a sinking fund payment of $3,089,000 is due in respect of the Series B Bonds, $584,000 of which, but for the Prepayment and the Issuance and Sale, would have been funded from scheduled principal amortization in respect of the $28,900,000 portion of the Subject Note. Such $584,000 together with accrued interest (but without premium) will instead be paid from the proceeds of the Purchase Price held by Chase as Collateral Trust Trustee. The Collateral Trust Trustee, on behalf of Funding Corporation, gave notice of the sinking fund redemption on December 15, 1997.

                  H. Funding Corporation shall obtain the funds necessary for the Redemption from (a) the proceeds of the prepayment price of the further portion of the Subject Note being prepaid and (b) amounts paid by PNM pursuant to Section 4(c) of this Agreement.

                  I. The Owner Trustee, as directed and authorized by the Owner Participant, wishes to cause the Issuance and Sale in order to effect the Prepayment and to provide a portion of the funds needed to effect the Redemption.

                  J. Section 3.5(1)(i) of the Lease Indenture provides that Additional Notes may be issued for the purpose of refunding any previously issued series of Notes, in whole or in part. Section 10.1(viii) of the Lease Indenture provides that the Indenture Trustee and the Owner Trustee may, without the consent of the Holders of Notes Outstanding, execute a supplemental indenture to evidence the issuance of and to provide the terms of Additional Notes to be issued under the Lease Indenture in accordance with the terms thereof. Subject to the conditions set forth herein, the Owner Trustee and Indenture Trustee intend to execute a 1997 Supplemental Indenture to the Lease Indenture, dated as of December 23, 1997 (the "1997 Note Supplement"), providing for the issuance under the Lease Indenture of the 1997 Refunding Note as contemplated in the 1997 Note Supplement. The form of the 1997 Note Supplement is attached as Exhibit A hereto.

                  K. Pursuant to the Consent described in Schedule I hereto (the "Consent"), the Owner Participant has consented to the acquisition by PNM of Notes, and by executing this Agreement is willing to consent to the acquisition by PNM of the 1997 Refunding Note on the terms and conditions set forth herein.

                  L. Since the 1997 Refunding Note taken together with the PNM Note and the unpaid portion of the Subject Note (as reflected in the Allonge hereinbelow described) exactly corresponds (as to interest rate, maturity and principal amortization) to the Subject Note without giving effect to the Prepayment (as herein defined) and the Prepayment (as defined in the 1996 Refunding Agreement), PNM and the Owner Participant have agreed that no adjustments pursuant to Section 3(e) of the Lease will be necessary in connection with the Prepayment and/or the issuance of the 1997 Refunding Note.

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Definitions.

                  (a) For purposes hereof, capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms set forth in Appendix A to the Participation Agreement or in the Collateral Trust Indenture, as the case may be.

                  (b) "Closing Date" means December 30, 1997.

                  SECTION 2.  Agreements of Funding Corporation.

                  (a) On the Closing Date, Funding Corporation shall issue a notice of redemption to the Collateral Trust Trustee in the form of Exhibit B hereto (the "Notice of Redemption") with respect to the optional redemption by it of $28,316,000 of Series B Bonds (collectively, the "Subject Bonds"). The redemption date specified in the Notice of Redemption is January 20, 1998 (the "Redemption Date").

                  (b) Promptly following the Redemption, Funding Corporation will deliver to the Collateral Trust Trustee a Company Request under the Collateral Trust Indenture to effect adjustments to the Sinking Fund schedules applicable to the Bonds not redeemed as part of the Redemption.

                  SECTION 3.  Agreements of Owner Trustee.

                  (a)  On the Closing Date, the Owner Trustee will:

                  (i)  execute and deliver the 1997 Note Supplement;

                  (ii) execute and deliver the 1997 Refunding Note;

                  (iii) execute and deliver a further allonge (the "Allonge") to the Subject Note in the form of Exhibit C hereto;

                  (iv) as required by Section 3.5(4)(b) and (d) of the Lease Indenture, execute and deliver a certificate, request and authorization in the form of Exhibit D hereto (the "Owner Trustee Instrument");

                  (v) cause to be delivered an opinion of its counsel in the form of Exhibit E.1 hereto; and

                  (vi) make (solely from the proceeds of the Purchase Price and the payment of Supplemental Rent pursuant to Section 4(c) hereof) the Prepayment as follows: principal of $28,900,000, premium of $1,609,481.44 (calculated at 105.684% on principal of $28,316,000) and accrued interest through the Closing Date of $1,344,452.08 (aggregating $31,853,933.52).

                  (b) On the Closing Date, the relevant provisions of this Refunding Agreement shall constitute notice to the Indenture Trustee of the Prepayment. The principal portion of the Purchase Price (the "Amount to be Prepaid" set forth in Schedule I hereto) shall be applied to prepay on the Closing Date the remaining installments of principal of the Subject Note as follows: the "principal amount payable" on each "payment date" specified on
Schedule 1 to the Subject Note shall be prepaid by an amount equal to the "principal amount payable" for such date set forth in Schedule 1 to the 1997 Refunding Note. Annexed as Schedule 1 to the Allonge is the replacement schedule to the Subject Note which reflects the application of the proceeds of Prepayment to the remaining installments of the Subject Note. For each date, the sum of (i) the "principal amount payable" set forth on Schedule 1 to the Allonge for such date and (ii) the "principal amount payable" set forth on Schedule 1 to the 1997 Refunding Note for such date equals the "principal amount payable" for such date set forth on Schedule 1 to the Subject Note (without giving effect to the Prepayment or the Allonge).

                  SECTION 4.  Agreements of PNM.

                  (a) On the Closing Date, PNM shall acquire the 1997 Refunding Note for an amount equal to the Purchase Price. The Purchase Price shall be paid by wire transfer of immediately available funds to an account at Chase to be designated by Chase on the day immediately preceding the Closing Date (the "Account").

                  (b) On the Closing Date, PNM shall pay an amount equal to the amount specified in item 7 on Schedule I, such payment to be made for the benefit of the Owner Trustee as Supplemental Rent under Section 3(b)(ii) of the Facility Lease. Such payment shall be made by wire transfer of immediately available funds to the Account.

                  (c) On the Closing Date, PNM shall pay to the Account for the benefit of Funding Corporation $162,140.61, of which $122,222.92 is accrued interest from December 31, 1997 through January 15, 1998 on $28,900,000 principal amount of Subject Bonds and $39,917.69 is accrued interest from January 16, 1998 through the Redemption Date on $28,316,000 principal amount of Subject Bonds which will be sufficient to pay any remaining moneys due on the Subject Bonds.

                  (d) PNM agrees that, upon acquisition by PNM of the 1997 Refunding Note, PNM will not thereafter sell, assign, transfer or otherwise dispose of any portion of the 1997 Refunding Note or any interest therein (i) except in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended, (ii) except in a transaction which would not involve either a prohibited transaction (other than an exempt prohibited transaction) or an impermissible delegation of authority within the meaning of the Employee Retirement Income Security Act of 1974, as amended, related provisions of the Internal Revenue Code of 1986, as amended, and implementing regulations (collectively, "ERISA") and (iii) without the consent of the Owner Participant, to any employee benefit plan subject to ERISA.

                  (e) PNM acknowledges and agrees that the acquisition by it of the 1997 Refunding Note shall constitute the purchase and acquisition by PNM of a Note for all purposes of the Consent and reaffirms, for the benefit of the Owner Participant, each of its covenants and agreements contained therein.

                  (f) Without the prior written consent of the Owner Participant, PNM agrees that neither it nor any of its Affiliates, as holder of the 1997 Refunding Note, will give or participate in any request, demand, authorization, direction, notice, consent or waiver or other action available to a holder of the 1997 Refunding Note.

                  (g) PNM will continue to satisfy its obligations to pay Rent under the Facility Lease by making cash payments at the time such Rent is due and payable, and in no case shall PNM tender, or be permitted to tender, any portion of the 1997 Refunding Note in satisfaction of its obligations to pay Rent.

                  (h) PNM represents and warrants that, on, and as of, the Closing Date, (i) PNM has obtained (A) the consent of each Equity Investor to the extent that such consent is required to purchase the 1997 Refunding Note and
(B) each other consent that is required  under any  Participation  Agreement and
(ii) PNM is legally entitled to purchase and hold the 1997 Refunding Note.

                  SECTION 5.  Agreements of the Owner Participant.

                  (a) The Owner Participant agrees that the acquisition by PNM of the 1997 Refunding Note is in conformity with the Consent and will not, therefore, result in a breach by PNM of the Participation Agreement (after giving effect to the amendment to the Participation Agreement set forth in
Section 10 of the 1996 Refunding Agreement).

                  (b) The Owner Participant will make a good faith effort to cooperate with the other parties hereto in connection with the Prepayment, the Redemption and the Issuance and Sale, SUBJECT NEVERTHELESS, to the provisions of the Transaction Documents, the Consent and this Agreement.

                  SECTION 6.  Closing.

                  (a) On the Closing Date, subject to the satisfaction of the conditions set forth in Section 6(b), the parties hereto shall perform their respective obligations hereunder specified to be performed on or prior to the Closing Date.

                  (b) The obligation of the parties hereto to participate in the Prepayment, the Issuance and Sale and the Redemption shall be subject to the fulfillment on or before the Closing Date of the following conditions precedent (each instrument, document, certificate or opinion to be in form and substance satisfactory to each party hereto):

                  (i) The Owner Trustee shall have delivered to the Indenture Trustee the Owner Trustee Instrument with the authorization and direction subscribed thereon duly executed by the Owner Participant.

                  (ii) (A) The Owner Trustee and the Indenture Trustee shall have entered into the 1997 Supplement, (B) the Owner Trustee shall have executed and delivered (I) the Allonge and (II) the 1997 Refunding Note, (C) the Indenture Trustee shall have authenticated the 1997 Refunding Note and delivered the same to PNM, (D) the Funding Corporation and the Collateral Trust Trustee shall have accepted and countersigned the Allonge and caused the same to be attached to the Subject Note and (E) the Collateral Trust Trustee shall have sufficient funds in the Account to pay any amounts due on the Subject Bonds through January 15, 1998 and from January 16, 1998 through the Redemption Date.

                  (iii) No Default or Event of Default or Indenture Event of Default shall have occurred and be continuing.

                  (iv) All conditions precedent to the acquisition by PNM of the 1997 Refunding Note specified in the Consent shall have been fulfilled.

                  (v) The parties shall have received a favorable opinion of counsel from Keleher & McLeod, P.A., New Mexico counsel for PNM, dated the Closing Date and addressing such matters relating to the transactions in connection with the Redemption, the Issuance and Sale and the Prepayment as any party may reasonably have requested.

                  (vi) The parties shall have received a favorable opinion of counsel from Winthrop, Stimson, Putnam & Roberts, special counsel for PNM and counsel for the Funding Corporation, dated the Closing Date and addressing such matters relating to the transactions in connection with the Redemption, the Issuance and Sale and the Prepayment as any party may reasonably have requested.

                  (vii) The parties shall have received favorable opinions of counsel from (1) counsel to the Owner Trustee dated the Closing Date and in the form of Exhibit E.1 hereto, and (2) Winthrop, Stimson, Putnam & Roberts dated the Closing Date and in the form of Exhibit E.2 hereto.

                   (viii)  The  parties  shall  have  received  from  the  Owner
         Participant an acceptable opinion of counsel as to the due authorization, execution and delivery of this Agreement by, and the legal, valid and binding effect and enforceability of this Agreement against, the Owner Participant.

                  (ix) The Collateral Trust Trustee shall have executed and delivered a Consent and Directive (delivered in its capacity as assignee and pledge of Funding Corporation and as holder of all Notes) pursuant to which, among other things, it consents to Section 10 hereof.

                  SECTION 7. Expenses. PNM agrees that the fees, expenses, disbursements and costs of the other parties hereto and the Collateral Trust Trustee reasonably incurred in connection with the Prepayment, the Issuance and Sale and the Redemption are payable by PNM, as Supplemental Rent, as contemplated by Section 14(b) of the Participation Agreement. For purposes of such Section 14(b), PNM acknowledges and agrees that this Agreement and the transactions contemplated hereby and by the Consent are within the intent and scope of Section 14(b)(ii) of the Participation Agreement.

                  SECTION 8.  Request and Consent.

                  (a) In accordance with Section 2.01 of the Trust Agreement and
Section 3.5(2) of the Lease Indenture, the Owner Participant hereby requests, authorizes and directs the Owner Trustee and the Indenture Trustee (as applicable) to execute, deliver and perform this Agreement, the 1997 Note Supplement, the 1997 Refunding Note, the Allonge and the Owner Trustee Instrument.

                  (b) In accordance with Article X of the Lease Indenture, the Owner Trustee hereby requests that the Indenture Trustee execute and deliver the 1997 Note Supplement and consents to such execution and delivery.

                  SECTION 9. No Adjustment, etc. Anything in the Facility Lease or the other Transaction Documents to the contrary not withstanding, Basic Rent and the schedules to the Facility Lease will not be subject to adjustment to reflect either (i) the inclusion in income as to the Owner Participant of transaction expenses paid by PNM in connection with the Prepayment, the Issuance and Sale and the Redemption or (ii) the current deduction by the Owner Participant (in consequence of the Prepayment) of any portion of previously-incurred transaction expenses presently being amortized on a straight-line basis during the Basic Lease Term. PNM agrees that any net increase in the Owner Participant's Net Economic Return in consequence of the foregoing may be retained by the Owner Participant in connection with any future adjustment under the Facility Lease undertaken with the intent of preserving the Owner Participant's Net Economic Return.

                  SECTION 10.  Amendment to Subject Note

                  Anything in the Subject Note to the contrary notwithstanding, the prepayment price for the portion of the Subject Note which is the subject of the Prepayment shall be 105.684% of the principal amount being prepaid, together with interest accrued to the date fixed for the Prepayment, except that the prepayment price for $584,000 of the Prepayment shall be 100.000% of such amount together with interest accrued thereon to the date fixed for the Prepayment.

                  SECTION 11.  Additional Provisions.

                  (a) The following provisions of the Participation Agreement are incorporated herein by this reference, mutatis mutandis, and shall be applicable to and enforceable by the relevant party or parties hereto: Sections 16, 17(b) and 18 (except that the addresses of the parties for receipt of notices, etc., shall be as set forth on Schedule II hereto) and Sections 19(a) through Section 19(h).

                  (b)   Notwithstanding   Section  19(g)  of  the  Participation
Agreement (as incorporated by Section 11(a) hereof), the Consent shall survive the execution, delivery and performance of this Agreement.

                  (c) The recitals contained herein shall be taken as statements of PNM, and the other parties assume no responsibility for the correctness of the same.

                  (d) Chase and State Street are entering into this agreement solely in their respective trust capacities and not in their respective individual capacities. Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of each such trustee are made and intended not as personal agreements but are made and intended solely for the purpose of binding the trust estate in respect of which Chase or State Street, as the case may be, is trustee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Refunding Agreement No. 8A to be duly executed by their respective officers thereunto duly authorized.

                                    PUBLIC SERVICE COMPANY
                                      OF NEW MEXICO


                                    By:____________________________
                                    Name:
                                    Title:


                                    MFS LEASING CORP.


                                    By:_____________________________
                                    Name:
                                    Title:

                                    FIRST PV FUNDING CORPORATION


                                    By:_______________________________
                                    Name:
                                    Title:

                                    THE CHASE MANHATTAN BANK,
                                    as Indenture Trustee


                                    By:______________________________
                                    Name:
                                    Title:


                                    STATE STREET BANK AND TRUST COMPANY,
                                    not in its individual capacity, but solely as Owner Trustee as aforesaid


                                    By:_______________________________
                                    Name:
                                    Title:

                                                                   SCHEDULE I to
                                                      Refunding Agreement No. 8A

1.  Name of Owner Participant:              MFS Leasing Corp. (successor by
                                            assignment to Beneficial Leasing
                                            Group, Inc.), a Delaware corporation

2.  Note to be Prepaid:                     10.15% Non-Recourse Promissory Note,
                                            Fixed Rate Series (Due January 15,
                                            2016), dated November 25, 1986

3.  Amount to be Prepaid:                   $28,900,000

4.  Prepayment Premium:                     $1,609,481.44

5.  1997 Refunding Note:

       (i) Interest Rate:                   10.15%

      (ii) Principal Amount:                $28,900,000

     (iii) Stated Maturity of Principal:    January 15, 2016

      (iv) Interest payable from:           July 15, 1997

       (v) Interest Payment Dates:          January 15 and July 15 in each year,
                                            commencing January 15, 1998

      (vi) Principal Amortization:          As specified in Exhibit A to the
                                            1997 Note Supplement

     (vii) Optional Prepayment:             As specified in Exhibit A to the
                                            1997 Note Supplement

    (viii) Other terms:                     As specified in Exhibit A to the
                                            1997 Note Supplement

6.  Purchase Price for Refunding Note:      $28,900,000 plus accrued interest
                                            from July 15, 1997

7.  Supplemental Rent Payment:              $1,609,481.44

8.  Consent:                                Consent dated as of April 22, 1996,
                                            executed by MFS Leasing Corp.

                                                                  SCHEDULE II to
                                                      Refunding Agreement No. 8A


                                    ADDRESSES


1.       Public Service Company of New Mexico
         Alvarado Square
         Albuquerque, New Mexico 87158
                  Attention of Secretary

2.       MFS Leasing Corp.
         919 North Market Street, Suite 200
         Wilmington, Delaware 19808
                  Attention of President

3.       State Street Bank and Trust Company
         Two International Place, 4th Floor
         Boston, Massachusetts 02110
                  Attention of Corporate Trust Department

4.       The Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, New York 10001
                  Attention of Corporate Trustee Administration

5.       First PV Funding Corporation
         Corporation Trust Center
         1209 Orange Street
         Wilmington, Delaware 19801
                  Attention of President

                                                                    EXHIBIT B to
                                                      Refunding Agreement No. 8A



                                December 30, 1997




THE CHASE MANHATTAN BANK, as trustee
 under   the   Collateral
 Trust Indenture dated as
 of  December   16,  1985
 with  First  PV  Funding
 Corporation  and  Public
 Service  Company  of New
 Mexico
450 West 33rd Street
New York, New York 10001

Attention of:     Ms. Patricia Morabito
                  Vice President


                  Re: Optional Redemption of Certain Bonds


Gentlemen:

                  The undersigned hereby notifies you that it is exercising its option to effect a redemption of certain securities outstanding under the above-referenced Collateral Trust Indenture (as heretofore amended and supplemented, the "Indenture"). Capitalized terms used herein without definition have the respective meanings specified in the Indenture.

                  On January 20, 1998 (the "Redemption Date"), the undersigned will redeem $28,316,000 principal amount of the undersigned's 10.15% Lease Obligation Bonds Series 1986B with a Stated Maturity of principal of January 15, 2016 (the "2016 Bonds").

                  This letter constitutes a Company Order with respect to the foregoing matters.

                  Accompanying this notice is a form of notice of redemption for the 2016 Bonds which are being redeemed.

                          FIRST PV FUNDING CORPORATION



                          By: _____________________________
                                Mark A. Ferrucci
                                    President


                          By: _____________________________
                                   A.M. Horne
                                    Secretary

cc:      Public Service Company
         of New Mexico

                                                       *CUSIP Number: 335877AF3

                              NOTICE OF REDEMPTION
                                to the Holders of
                          First PV Funding Corporation
                             Lease Obligation Bonds

                    Series 1986B 10.15% due January 15, 2016

NOTICE IS HEREBY GIVEN, pursuant to the provisions of Section 6.03 of the Collateral Trust Indenture dated as of December 16, 1985 (the "Collateral Trust Indenture"), among First PV Funding Corporation (the "Company"), Public Service Company of New Mexico, and The Chase Manhattan Bank (formerly known as "Chemical Bank"), as Trustee (the "Trustee"), as amended and supplemented by the Series 1986B Bond Supplemental Indenture dated as of November 18, 1986 (the
"Supplemental Indenture"), that said Trustee has received a notice from the Company with respect to the optional redemption of $28,316,000 principal amount of the above-described Bonds ("the Bonds") on the redemption date of January 20, 1998 ("Redemption Date") at a redemption price of $1,058.25 per $1,000 of principal amount (inclusive of premium and accrued interest to the Redemption
Date) (the "Redemption Price").

                  The numbers and principal amounts of the Bonds to be redeemed in whole or in part are as follows:

         Bond No.                                          Principal Amount
         --------                                          ----------------
         R  10168                                           $17,041,000.00
         R  10173                                               698,000.00
         R  10174                                             9,084,000.00
         R  10176                                                 2,000.00
         R  10177                                                 1,000.00
         R  10186                                                22,000.00
         R  10188                                                23,000.00
         R  10195                                             1,086,000.00
         R  10205                                               302,000.00
         R  10223                                                 9,000.00
         R  10227                                                37,000.00
         R  10228                                                 5,000.00
         R  10233                                                 6,000.00

                  On the Redemption Date the Bonds or portions thereof specified above will be redeemed at the Redemption Price. Each holder of a Bond, a portion of which has been selected for redemption, shall upon surrender thereof receive a new Bond, of the same series and Stated Maturity of principal, for the portion thereof not called for redemption. In order to receive payment of the Redemption Price, such Bonds or portions thereof must be surrendered for payment on or after the Redemption Date to The Chase Manhattan Bank as follows:

By Mail:                  By Hand:                      By Courier:
--------                  --------                      -----------
The Chase Manhattan Bank  The Chase Manhattan Bank      The Chase Manhattan Bank
c/o Texas Commerce Bank   Corporate Trust Securities    c/o Texas Commerce Bank
Corporate Trust Services  Window                        Corporate Trust Services
P.O. Box 219052           55 Water Street-Second Floor  1201 Main Street
Dallas, Texas 75221-9052  Room 234-North Building       18th Floor
                          New York, New York 10041      Dallas, Texas 75202

                  On the Redemption Date, the Redemption Price will become due and payable upon each Bond to be redeemed and from and after the Redemption Date interest on the Bonds to be redeemed shall cease to accrue.


                                   First PV Funding Corporation

                                   By:  The Chase Manhattan Bank,
                                   as Trustee

Dated:  December 31, 1997

                                   ----------

Under the Interest and Dividend Tax Compliance Act of 1983, we may be required to withhold 31% of any gross payments made within the United States to certain holders who fail to provide us with, and certify under penalties of perjury, a correct taxpayer identifying number (employer identification number or social security number, as appropriate) or an exemption certificate on or before the date the securities are presented for payment. Please therefore provide the appropriate certification when presenting your securities for payment.

*This CUSIP number has been assigned to this issue by an organization not affiliated with the Trustee and is included solely for the convenience of the Bondholders. Neither First PV Funding Corporation, Public Service Company of New Mexico, nor the Trustee shall be responsible for the selection or use of this CUSIP number, nor is any representation made as to its correctness on the Bonds or as indicated in any redemption notice.

                                                                    EXHIBIT C to
                                                      Refunding Agreement No. 8A



                                     ALLONGE
                                       to
           $34,101,000 NON-RECOURSE PROMISSORY NOTE, FIXED RATE SERIES
           (DUE JANUARY 15, 2016) DATED NOVEMBER 25, 1986 OF THE FIRST
       NATIONAL BANK OF BOSTON, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY
                                AS OWNER TRUSTEE,


                  On December 30, 1997, the undersigned obligor in respect of the above-captioned promissory note (the "Note"), prepaid $28,900,000 of the unpaid principal amount of the Note, leaving an unpaid principal amount of $3,411,000. Schedule 1 to the Note (as added by the Allonge thereto dated September 27, 1996) is hereby superseded and replaced by Schedule 1 to this Allonge. The undersigned has succeeded to The First National Bank of Boston as owner trustee/obligor in respect of the Note.

Date:  December 30, 1997          STATE STREET BANK AND TRUST COMPANY, not in
                                  its individual capacity but solely as owner trustee under the Trust Agreement dated as of August 12, 1986 with MFS Leasing Corp.


                                  By:_________________________
                                      Name:
                                     Title:


                  The undersigned acknowledge and accept the foregoing allonge and agree that it shall be affixed to the Note.

Date:  December 30, 1997


THE CHASE MANHATTAN BANK,                   FIRST PV FUNDING CORPORATION
 as Trustee


By:___________________________              By:______________________________
Name:                                       Name:
Title:                                      Title:

                                                                      SCHEDULE 1
                                                                      to Allonge

                            SCHEDULE 1 (Replacement)
                             TO THE FIXED RATE NOTE
                             (DUE JANUARY 15, 2016)

                       Schedule of Principal Amortization

                           $3,411,000 Principal Amount

Payment                             Principal                       Principal
Date                              Amount Payable                   Amount Paid
---------                         --------------                   -----------
January 15, 1998                 $     66,000
July 15, 1998                          69,000
January 15, 1999                       61,000
July 15, 1999                          47,000
January 15, 2000                       51,000
July 15, 2000                          54,000
January 15, 2001                       55,000
July 15, 2001                          58,000
January 15, 2002                       59,000
July 15, 2002                          62,000
January 15, 2003                       62,000
July 15, 2003                          66,000
January 15, 2004                       67,000
July 15, 2004                          71,000
January 14, 2005                       70,000
July 15, 2005                          76,000
January 15, 2006                       76,000
July 15, 2006                          80,000
January 15, 2007                       81,000
July 15, 2007                          86,000
January 15, 2008                       86,000
July 15, 2008                          92,000
January 15, 2009                       92,000
July 15, 2009                          98,000
January 15, 2010                       98,000
July 15, 2010                         104,000
January 15, 2011                      105,000
July 15, 2011                         110,000
January 15, 2012                      111,000
July 15, 2012                         120,000
January 15, 2013                      119,000
July 15, 2013                         127,000
January 15, 2014                      127,000

Payment                             Principal                     Principal
Date                              Amount Payable                 Amount Paid
---------                         --------------                 -----------

July 15, 2014                         124,000
January 15, 2015                      134,000
July 15, 2015                         146,000
January 15, 2016                      301,000
                                   ----------
Principal Amount                   $3,411,000
                                   ==========

                                                                    EXHIBIT D to
                                                      Refunding Agreement No. 8A



                     CERTIFICATE, REQUEST AND AUTHORIZATION


                  Reference is made to (i) the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of August 12, 1986 (as heretofore supplemented, the "Indenture") to which the undersigned (the "Owner Trustee") and THE CHASE MANHATTAN BANK (formerly known as "Chemical Bank"), in its capacity as Indenture Trustee (the "Indenture Trustee"), are party, and (ii) the 1997 Supplemental Indenture dated as of December 23, 1997 (the "1997 Note Supplement") between the Owner Trustee and the Indenture Trustee. Capitalized terms used herein without definition shall have the respective meanings specified in the Indenture (including Appendix A thereto).

                  This Certificate, Request and Authorization (this "Instrument") is being made and given by the Owner Trustee pursuant to Sections 3.5(4)(b) and (d) of the Indenture in connection with (i) the execution by the Indenture Trustee of the 1997 Note Supplement and (ii) the issuance, authentication and delivery of the 1997 Refunding Note (as defined in the 1997 Supplement). This Instrument is being executed and delivered by the Owner Trustee by one of its Responsible Officers (the "Executing Officer").

                  1. The Executing Officer CERTIFIES that he is a Responsible Officer of the Owner Trustee and that he is authorized to execute and deliver this Instrument on behalf of the Owner Trustee.

                  2.  The Executing Officer further CERTIFIES that

                  (i) to the best knowledge of such Executing Officer, no Default or Event of Default or Indenture Event of Default has occurred and is continuing;

                  (ii) the conditions in respect of the issuance of the 1997 Refunding Note contained in Section 3.5 of the Indenture have been satisfied;

                  (iii) costs and expenses relating to issuance and sale of the 1997 Refunding Note are in excess of $10,000; and

                  (iv) payments pursuant to the Facility Lease of Basic Rent, Casualty Value, Special Casualty Value and Termination Value and of amounts in respect of the exercise of the Cure Option or the occurrence of the Special Purchase Event or Special Purchase Option, as the case may be, are sufficient to pay all the Outstanding Notes after taking into account the issuance of the 1997 Refunding Note and the related partial prepayment of the Fixed Rate Note due January 15, 2016.

                  3. By its authorization and direction set forth below, the Owner Participant (i) has agreed that this Instrument, taken together with the 1997 Note Supplement, constitute compliance with Sections 3.5(1) and (2) of the Lease Indenture by the Owner Trustee, and (ii) waives the benefit of any time periods specified in Section 3.5(2) of the Lease Indenture.

                  4. Upon receipt by the Indenture Trustee, for the account of the Owner Trustee, of an amount equal to the sum of (i) the principal amount of the 1997 Refunding Note and (ii) interest accrued thereon from July 15, 1997 through December 30, 1997 (aggregating, $1,344,452.08), the Indenture Trustee is hereby REQUESTED and AUTHORIZED to authenticate the 1997 Refunding Note and deliver the same to Public Service Company of New Mexico.

                  IN WITNESS WHEREOF, the undersigned Responsible Officer of the Owner Trustee has executed this Instrument on behalf of the Owner Trustee on the date below written.


Date:  December 30, 1997                STATE STREET BANK AND TRUST COMPANY, not
                                        in its individual capacity but solely as owner trustee under the Trust Agreement dated as of August 12, 1986 with the below named owner participant,


                                        By:_______________________________
                                        Name:
                                        Title:


                           AUTHORIZATION AND DIRECTION

                  The undersigned, the sole beneficiary of the above-mentioned Trust Agreement, hereby AUTHORIZES and DIRECTS the Owner Trustee to execute and deliver the instrument on which is subscribed this authorization and direction.


Date:  December 30, 1997                    MFS LEASING CORP.


                                            By:_________________________
                                            Name:
                                            Title:

                                                                  EXHIBIT E.1 to
                                                      Refunding Agreement No. 8A



                [Form of opinion of counsel to the Owner Trustee]

                                                    December 30, 1997

MFS Leasing Corp.
919 North Market Street Suite 200
Wilmington, Delaware 19808

State Street Bank and Trust Company, as Owner Trustee
Two International Place
Boston, Massachusetts 02110

The Chase Manhattan Bank, as Indenture Trustee and
         as Collateral Trust Trustee
450 West 33rd Street
New York, New York 10001

First PV Funding Corporation
1209 Orange Street
Wilmington, Delaware 19801

Public Service Company of New Mexico
Alvarado Square
Albuquerque, New Mexico 87158

                  Re: Refunding Agreement No. 8A dated as of December 23, 1997.

Ladies and Gentlemen:

                  We have acted as counsel to State Street Bank and Trust Company, a Massachusetts trust company ("State Street") in connection with the Refunding Agreement No. 8A dated as of December 23, 1997 (the "Refunding Agreement") by and among State Street, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee") under a Trust Agreement dated as of August 12, 1986 between MFS Leasing Corp. (successor by assignment to Beneficial Leasing Group, Inc.), as Owner Participant (the "Owner Participant") and State Street as successor as Owner Trustee to The First National Bank of Boston, the owner trustee originally designated therein (the "Trust Agreement"), Public Service Company of New Mexico ("PNM"), First PV Funding Corporation ("Funding Corporation"), The Chase Manhattan Bank (formerly known as "Chemical Bank"), not in its individual capacity but solely as lease indenture trustee (the "Indenture Trustee") in connection with the 1997 Note Supplement and the 1997 Refunding Note (as each such term is defined in the Refunding Agreement).

                  All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in (or by reference in) the Refunding Agreement.

                  In connection with the opinions expressed below, we have examined the Refunding Agreement, the 1997 Note Supplement, the 1997 Refunding Note, the Allonge and the Owner Trustee Instrument (sometimes collectively referred to herein as the "Refunding Documents"), and the Trust Agreement, and we have examined such other agreements, documents, certificates and other statements as we have deemed relevant and necessary as a basis for such opinions. In such examination, we have assumed the genuineness of all signatures, the adequate power and due authorization, execution and delivery of all signatories (other than the Owner Trustee), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, and the conformity with the originals of all documents submitted to us as copies. We have assumed that each of the Refunding Documents is the legal, valid and binding obligation of each of the parties thereto (except that we do not make that assumption as to the Owner Trustee), duly enforceable against each such entity in accordance with its terms.

                  As to factual matters, we have relied exclusively upon the representations and warranties contained in the Refunding Documents to which this opinion relates, and those contained in any other documents we have examined for purposes of this opinion. We have conducted no independent investigation of any factual matters germane to this opinion, and we have assumed without independent verification the truth, accuracy and completeness of all information, representations and warranties in all documents or materials we have examined.

                  We render no opinion herein as to compliance with or satisfaction of the conditions precedent to issuance or authentication of the 1997 Refunding Notes under the Indenture (and we understand that you will be relying upon a separate opinion of Winthrop, Stimson, Putnam & Roberts of even date in that regard).

                  Each of the opinions expressed herein is given as of the date hereof, and we undertake no responsibility to advise you of any matter, whether of a factual or legal nature, that may occur or come to our attention after the date hereof.

                  Upon the basis of and subject to the foregoing, and the qualifications or assumptions appearing below, we are of the opinion that:

                  1. The Owner Trustee is a Massachusetts trust company, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

                  2. The Owner Trustee has corporate power and authority to enter into each of the Refunding Documents.

                  3. Each of the Refunding Documents has been duly authorized by all necessary corporate action on the part of the Owner Trustee, and has been duly executed and delivered by a duly authorized officer of the Owner Trustee.

                  4. Each of the Refunding Documents constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, receivership, moratorium and other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and judicial discretion in granting equitable remedy.

                  We are members of the Bar of The Commonwealth of Massachusetts only, and the opinions set forth above are limited to the laws of said Commonwealth in effect as of the date hereof and, to the extent stated hereinabove, the federal laws of the United States of America in effect as of the date hereof.

                  Nothing herein shall constitute an opinion as to choice of laws, and we have assumed the applicability of Massachusetts law to the matters addressed herein.

                  Except as otherwise expressly provided herein, this opinion is delivered to you solely for your benefit in connection with the execution and delivery of the Refunding Documents and the closing of the transactions contemplated by the Refunding Agreement, and it may not be used, circulated or quoted or otherwise referred to for any other purpose, or to or by any other person, without our express written consent.

                                      Very truly yours,



                                      PEABODY & ARNOLD

                                                                  EXHIBIT E.2 to
                                                      Refunding Agreement No. 8A



            [Form of Opinion of Winthrop, Stimson, Putnam & Roberts]





                                December 30, 1997


The Chase Manhattan Bank
  as Indenture Trustee
450 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

                  We have acted as counsel for First PV Funding Corporation, a Delaware corporation ("Funding Corporation"), and special counsel for Public Service Company of New Mexico, a New Mexico corporation ("PNM"), in connection with the transactions contemplated by Refunding Agreement No. 8A dated as of December 23, 1997 (the "Refunding Agreement") between State Street Bank and
Trust Company, a Massachusetts trust company ("State Street"), not in its individual capacity but solely as owner trustee (the "Owner Trustee") under the Trust Agreement dated as of August 12, 1986 with MFS Leasing Corp. (successor by assignment to Beneficial Leasing Group, Inc.), as Owner Participant, PNM, Funding Corporation and The Chase Manhattan Bank (formerly known as "Chemical Bank"), a New York banking corporation, not in its individual capacity, but solely as lease indenture trustee under the Lease Indenture referred to below (the "Indenture Trustee"), and have examined the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of August 12, 1986 (as heretofore supplemented and as to be further supplemented by the 1997 Note
Supplement (as defined in the Instrument, as defined below), the "Lease Indenture") between the Indenture Trustee and the Owner Trustee and the Owner Trustee's Certificate, Request and Authorization dated the date hereof (the "Instrument") to you as Indenture Trustee pursuant to Sections 3.5(4)(b) and (d) of the Lease Indenture relating to the issuance, authentication and delivery of the 1997 Refunding Note (as defined in the Instrument) and the execution and delivery of the 1997 Note Supplement. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms set forth in Appendix A to the Lease Indenture.

                  In this connection, we have also reviewed, and have relied as to matters of fact material to this opinion upon, the Refunding Agreement and the Instrument, and we have examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based on the foregoing, we are of the opinion that the conditions precedent required under the Lease Indenture for the authentication and delivery of the 1997 Refunding Note and the execution and delivery of the 1997 Note Supplement have been complied with.

                  We have read the conditions of the Lease Indenture, and the definitions therein relating thereto, relating to the authentication and delivery of the 1997 Refunding Note and the execution and delivery of the 1997 Note Supplement. This opinion is also based on knowledge acquired in the course of acting as counsel for Funding Corporation and insofar as it relates to factual matters, on examination of representations by responsible officers and employees of the Owner Trustee having knowledge of the relevant facts.

                  In our opinion, we have made such examination or investigation as is necessary to enable us to express an informed opinion as to whether the conditions relating to the authentication and delivery of the 1997 Refunding Note and the execution and delivery of the 1997 Note Supplement have been complied with; and in our opinion such conditions have been complied with.

                  This opinion is limited to the laws of the State of New York and is furnished by us, as special counsel to PNM and counsel to Funding Corporation, to you, as Indenture Trustee, solely for your use in connection with the authentication and delivery of the 1997 Refunding Note and the execution and delivery of the 1997 Note Supplement and may not be relied upon by any other person or for any other purpose without our express written consent.

                                   Very truly yours,